UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2009 (August 24, 2009)

Universal Capital Management, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	000-51132	20-1568059
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2601 Annand Dr., Suite #16, Wilmington, Delaware		19808
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (302) 998-8824

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.        Changes in Registrant’s Certifying Accountants

On August 24, 2009 Universal Capital Management, Inc. (the “Company”) dismissed its independent accountant Morison Cogen, LLP (“Morison”) from its engagement with the Company.  The decision to dismiss Morison was recommended by the audit committee and approved by the Company’s board of directors.

Neither of Morison’s reports on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period preceding Morison’s dismissal, no disagreements occurred between the Company and Morison on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Morison’s satisfaction, would have caused Morison to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.

During the Company's two most recent fiscal years and any subsequent interim period preceding Morison’s dismissal, none of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred, other than the following: as described in the Company’s annual report on Form 10-K for the year ended April 30, 2009, management determined that its disclosure controls were not effective due to its inability to allocate a sufficient amount of its capital resources to adequately review its financial statements, which occurred as a result of the Company’s limited cash position during its 2009 fiscal year.

The Company has provided Morison with a copy of the above disclosures, and has requested that Morison furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above.  A copy of the letter from Morison is included as Exhibit 16.1 to this Current Report on Form 8-K.

On August 24, 2009, the Company engaged Salberg & Company, P.A. (“Salberg”) to serve as its independent registered public accounting firm.  The decision to engage Salberg as the Company’s independent registered public accounting firm was approved by the members of the audit committee and board of directors.

During the Company's two most recent fiscal years and any subsequent interim period preceding the date of the Salberg’s engagement, the Company did not consult Salberg regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor was oral advice provided that Salberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01.  Financial Statements and Exhibits

Exhibits

The following exhibit is filed herewith:

Exhibit

Number

Description

16.1

Letter from Morison Cogen LLP

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CAPITAL MANAGEMENT, INC.

By: /s/Michael D. Queen

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   Michael D. Queen, CEO

Dated: August 27, 2009